                                                                    EXHIBIT 99.2

CREDIT  FIRST
SUISSE  BOSTON



                                                                   June 23, 1998
                                                REVISED
                              ****SALES POINTS****


                             $160,867,386 (+/- 5%)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                  (Depositor)

                         WILSHIRE SERVICING CORPORATION
                                   (Servicer)

                   WILSHIRE MORTGAGE FUNDING COMPANY V, INC.
                                    (SELLER)

           WILSHIRE FUNDING CORPORATION MORTGAGE-BACKED CERTIFICATES
                                SERIES 1998-WFC2

           PRINCIPAL OR                 Ratings          INITIAL        AVG. LIFE
             NOTIONAL                  (MOODY'S/          COUPON          (YRS.)      LAST PAY
CLASS         AMOUNT      PRIORITY     DCR/FITCH)           (1)             (2)          (2)
------------------------------------------------------------------------------------------------
A-I        $ 22,664,858    Senior     Aaa /AAA/AAA         5.86%            0.7         11/99
A-II         33,552,979    Senior     Aaa /AAA/AAA         8.06%            1.4         12/00
A-III        40,302,593    Senior     Aaa /AAA/AAA         7.00%            3.1         11/18
IO          119,846,200    Senior     Aaa /AAA/AAA         0.72%         2.6 (3)     01/07 (3)
M-1          12,065,053   Mezzanine    Aa2/AA/AA+          5.86%            6.4         10/32
M-2          11,260,717   Mezzanine      A2/A/A+           5.86%            6.4         10/32
M-3           8,847,706   Mezzanine   Baa2/BBB/BBB+        5.86%            6.4         10/32
B-1          20,108,423  Subordinate       (5)             5.86%            6.4         11/32
B-2           3,217,347  Subordinate       (5)             5.86%            6.4         08/32
B-3           8,847,710  Subordinate       (5)             5.86%            6.4         10/32
------------------------------------------------------------------------------------------------

             APPROX.                                   SUBORD.        %
CLASS     DOLLAR PRICE      SPREAD       SPEED (4)      LEVEL       BONDS
------------------------------------------------------------------------------------------------
A-I           99-24      6.27% yield      20% CPR       40.0%       14.1%
A-II         101-11      6.89% yield      25% CPR       40.0%       20.9%
A-III         99-28      +150/interp      20% CPR       40.0%       25.1%
IO             1-08                       20% CPR       40.0%        ---
M-1          101-16      + EM to CMT      20% CPR       32.5%        7.5%
M-2          101-16       +EM toCMT       20% CPR       25.5%        7.0%
M-3          100-24      +EM to CMT       20% CPR       20.0%        5.5%
B-1           (5)            (5)          20% CPR        7.5%       12.5%
B-2           (5)            (5)          20% CPR        5.5%        2.0%
B-3           (5)            (5)          20% CPR        N/A         5.5%
------------------------------------------------------------------------------------------------

(1) Class A-III has a fixed pass-through rate, subject to a blended WAPT rate, and all other rates are variable rates.
(2) To Maturity, based on prepayment speed, unless otherwise noted.
(3) To the Optional Call.
(4) Assuming 20% CPR for Pool I and Pool III, and 25% CPR for Pool II.
(5) Securities are privately offered.

"THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES."

KEY COLLATERAL STATISTICS AS OF JUNE 1, 1998(1,2)
-------------------------------------------------

                          WILSHIRE 1998-WFC2              POOL I                   POOL II                   POOL III
                     -------------------------------------------------------------------------------------------------------

BALANCE                      $160,867,386              $87,011,813               $33,552,980               $40,302,594

INDEX                                                      CMT                   Mixed ARMs                Fixed Rate

GWAC                            7.750%                   6.478%                    8.680%                    9.720%

GROSS MARGIN                    2.823%                   2.834%                    2.796%                      n/a

WAM (MOS.)                        278                      330                       171                       254

SEAS (MOS.)                        56                       25                       103                       84

GEOGRAPHIC                   52.77% CA (South)          64.09% CA (South)        63.77% CA (South)         17.45% CA (South)
 CONCENTRATION               7.52%   NY                 8.27%   CA (North)       8.07%   AZ                16.93% NY
                             5.30%   CA (North)                                  5.75%   MA                7.23%   OR
                                                                                 5.12%   CT                6.39%   MA
                                                                                                           5.96%   NJ
                                                                                                           5.84%   CT
                                                                                                           5.58%   FL


WTD. ALTV                          95.37%                  103.21%                     86.76%                    85.62%

AVG. BALANCE                      $135,639                $204,734                    $157,526                  $73,545

LOANS                              1,186                     425                         213                      548
----------------------------------------------------------------------------------------------------------------------------

(1) Collateral statistics +/- 5%
(2) See Summary Reports attached hereto for a detailed collateral description. Particular information on the Summary Reports is approximate and still subject to change. These Summary Reports are not to be distributed outside the Firm
            ----------------------------------------------------------------
under any circumstances.
------------------------

"THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES."

--------------------------------------------------------------------------------
 .  This deal is expected to price Tuesday June 23, 1998.
 .  Credit Suisse First Boston is the SOLE UNDERWRITER.
 .  Expected to settle with accrued interest on June 30, 1998. First Payment
   Date: July 27, 1998.
 .  THE CERTIFICATES ARE NOT ERISA ELIGIBLE.
 .  THE OFFERED CERTIFICATES WILL NOT CONSTITUTE "MORTGAGE RELATED SECURITIES"
   FOR PURPOSES OF SMMEA.

I. DEAL SUMMARY
---------------

Underwriter:                       Credit Suisse First Boston (Sole Underwriter)

Expected Pricing Date              June 23, 1998

Settlement Method:                 DTC settlement for all public certificates.

Expected Settlement Date:          Tuesday, June 30, 1998

Cut-Off Date:                      June 1, 1998

Payment Date:                      Monthly, on the 25th day of each month or if such 25th day is not a business day, the next succeeding business day, beginning on July 27, 1998

Payment Delay:                     24 days on all classes

Cut-Off Date Collateral Balance:   $160,867,386

Tax Status:                        REMIC

Legal Investment:                  THE OFFERED CERTIFICATES WILL NOT CONSTITUTE "MORTGAGE RELATED SECURITIES" FOR PURPOSES OF SMMEA.

ERISA Eligibility:                 THE CERTIFICATES ARE NOT ERISA ELIGIBLE.

Denominations:                     Denominations of $10,000 and integral multiples of $1 thereof, except for one bond in each class.

Payment Method:                    DTC for all Offered Certificates

Trustee:                           Bankers Trust Company of California, N.A.

Servicer:                          Wilshire Servicing Corporation

Record Date:                       The close of business on the last business day of the calendar month immediately preceding the month in which the related payment date occurs (or the Closing Date for the first payment date).

Optional Call:                     When the Pool Balance has declined to less than 10% of the Original Pool Balance, Wilshire may purchase all of the outstanding certificates at par.

Final Scheduled Maturity Date:     December 1, 2037



II. Selling Points
------------------

 . LARGE CREDIT ENHANCEMENT. At the AAA level the deal has almost 6 times the credit enhancement of a conduit deal; at the BBB level it is 11 times. In addition the subordinates are much less leveraged to losses than conduit B-Pieces.

 . STABLE, SEASONED MORTGAGE LOANS. The pool consists of seasoned "off-the-run" residential fixed and adjustable rate mortgage loans which were purchased in various transactions by Wilshire or its affiliates. Included are mortgage loans which are tied to various indices as well as a variety of collateral types.

 .  SEASONING.  The average seasoning on the pool is 56 months.

 . STRONG COLLATERAL. Approximately 50% of the collateral was acquired from a private mortgage insurer (or an affiliate) who acquired the collateral through a delinquency and subsequently modified or re-wrote the loan to its current performing status.

 .  MULTIPLE RATINGS.  All investment grade classes are rated by three agencies.
   Typically AAA securities are rated by two agencies and B-Pieces by one. It is expected that an affiliate of the Seller will retain the non investment grade classes.

 . OWNER OCCUPANCY. Approximately 80% of the residential mortgage loan collateral (as measured by unpaid principal balance) are owner occupied residences.


III. WILSHIRE FINANCIAL SERVICES GROUP
--------------------------------------

 . Wilshire Financial Services Group, a public company traded over the counter via NASDAQ under the symbol WFSG, is primarily engaged in the acquisition, servicing and resolution of pools of performing, sub-performing and non-performing residential and commercial mortgage loans, as well as foreclosed real estate. The company also acquires mortgage-backed securities, purchases residential mortgages and manufactured housing loans newly-originated through correspondents, services loans for third parties and operates a merchant bankcard processing process.

 . WFSG generally seeks to acquire smaller pools of loans (those with an aggregate unpaid principal balance of less than $20 million) for which there is currently less competitive demand. WFSG believes that its willingness to purchase smaller pools of loans enhances its acquisition opportunities and allows WFSG to develop long-term relationships and repeat business with financial institutions.

 . As of March 31, 1998, WFSG had total assets of approximately $1.8 billion of which approximately $1.256 billion consisted of loans and mortgage backed securities and $185.8 million consisted of foreclosed real estate. Since 1991, WFSG's principal shareholders have overseen the purchase and servicing by WFSG and its affiliates of over 450 pools of loans for an aggregate purchase price of approximately $2.2 billion.

 . In addition to acquiring portfolios of loans, WFSG has a highly trained, experienced loan servicing group (Wilshire Servicing Corporation), along with proprietary software that allows WFSG to maximize value in the loans it services. As of March 31, 1997, WFSG was servicing more than $2.2 billion principal amount of loans and the average severity on its liquidations has been 18%.


  WFSG's Management Team
  ----------------------

 .  ANDREW A. WIEDERHORN, CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER. Mr.
   Wiederhorn founded WFSG in 1987 and continues to serve as the Chief Executive Officer. He received his B.S. degree in Business Administration from the University of Southern California.

 .  LAWRENCE. A. MENDELSOHN, PRESIDENT AND DIRECTOR. Mr. Mendelsohn has been the
   Executive Vice President of WFSG since February 1993. From January 1992 until February 1993 Mr. Mendelsohn was Vice President, Principal and Head of Capital Markets of Emerging Markets of Bankers Trust New York Corporation/BT

   Securities Corporation. From August 1987 until January 1992, Mr. Mendelsohn was the Vice President, Senior Options Principal and Head of Proprietary Trading for Equities, Equity Options and Distressed Debt for JP Morgan and Co./JP Morgan Securities. Mr. Mendelsohn received an A.B. degree in Economics from the University of Chicago, an M.A. degree in International Politics from the University of Texas, an M.S. degree in Business Research from the University of Southern California and is a Ph D./ABD in Finance from the University of Southern California.


IV. CONTACTS
------------

Legal Counsel and Accountants
-----------------------------

Underwriter's and Issuer's Counsel      Orrick, Harrington & Sutcliffe, LLP               Katharine Crost

Issuer's Accountants                    Deloitte & Touche                                 Howard Kaplan


CREDIT SUISSE FIRST BOSTON TEAM
-------------------------------

Principal Transactions Group:          Heidi Davis                                        (212) 325-4211
                                       Jennifer Jacobs                                    (212) 325-4823
                                       Michelle Rahn                                      (212) 325-3619
                                       Derek Barcelona                                    (212) 325-2648


Principal Transactions Trading:        Michael Commaroto                                  (212) 325-2746


Mortgage Trading:                      Andy Kimura                                        (212) 325-0360
                                       Greg Lippmann                                      (212) 325-2809
                                       Craig Knutson                                      (212) 325-3605
                                       Mitch Levine                                       (212) 325-0357